SSGA Funds

SUPPLEMENT DATED OCTOBER 14, 2015

TO

PROSPECTUS

DATED DECEMBER 18, 2014, AS AMENDED SEPTEMBER 4, 2015

SSGA PRIME MONEY MARKET FUND

Class N: SVPXX

Effective immediately, within the section entitled “Shareholder Information – Redemption of Fund Shares”, the following replaces the sub-section entitled “Suspension of Shareholder Redemption” on page 26 of the Prospectus:

Suspension of Shareholder Redemptions. The SSGA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the Investment Company Act of 1940, as amended. For the SSGA Prime Money Market Fund, shares are redeemed, and payment for redeemed shares sent, no later than the next business day.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PMMSUPP1